Exhibit 99.2

Supplemental Information

September 30, 2004

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

September 30, 2004

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 69 properties1 consisting of 11 retail centers, 31 office properties, 18 industrial properties and 9 multifamily properties.

Our dividends have increased every year for 34 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 31 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

[1]	Included in this total is the October 12, 2004 acquisition of 8301 Arlington Boulevard, in Fairfax, VA.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2003 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Real estate rental revenue	$45,528	$44,829	$44,376	$43,854	$41,109
Real estate expenses	(13,899)	(13,400)	(13,463)	(12,598)	(12,426)

31,629	31,429	30,913	31,256	28,683
Real estate depreciation and amortization	(10,515)	(10,121)	(9,872)	(10,336)	(9,101)

Income from real estate	21,114	21,308	21,041	20,920	19,582

Other income	59	115	65	72	102
Interest expense	(8,760)	(8,614)	(8,575)	(8,011)	(7,401)
General and administrative	(1,616)	(1,727)	(1,229)	(1,583)	(1,296)

Net Income	$10,797	$11,082	$11,302	$11,398	$10,987

Per Share Data

Net Income	$0.26	$0.26	$0.27	$0.28	$0.28

Fully diluted weighted average shares outstanding	41,883	41,838	41,820	40,121	39,529

Percentage of Revenues:
Real estate expenses	30.5%	29.9%	30.3%	28.7%	30.2%
General and administrative	3.5%	3.9%	2.8%	3.6%	3.2%

Ratios:
EBITDA / Interest Expense	3.4	x	3.5	x	3.5	x	3.7	x	3.7	x
Net income / Total revenue	23.7%	24.7%	25.5%	26.0%	26.7%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Assets
Land	$214,988	$212,993	$212,136	$210,366	$203,878
Building and improvements	890,549	864,101	858,466	842,501	759,071

Total real estate, at cost	1,105,537	1,077,094	1,070,602	1,052,867	962,949
Accumulated depreciation	(205,182)	(195,749)	(186,631)	(177,640)	(168,448)

Total investment in real estate, net	900,355	881,345	883,971	875,227	794,501
Cash and cash equivalents	3,127	8,336	6,064	5,486	5,968
Rents and other receivables, net of allowance for doubtful accounts	21,505	20,983	19,362	18,397	17,266
Prepaid expenses and other assets	33,215	26,802	28,631	28,979	29,793

Total Assets	$958,202	$937,466	$938,028	$928,089	$847,528

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$21,462	$22,912	$17,532	$19,068	$14,749
Advance rents	5,181	5,363	5,757	5,322	4,833
Tenant security deposits	6,335	6,229	6,271	6,168	6,276
Mortgage notes payable	150,904	141,271	141,752	142,182	92,909
Lines of credit/short-term note payable	30,850	13,250	13,250	—	132,500
Notes payable	375,000	375,000	375,000	375,000	275,000

Total Liabilities	589,732	564,025	559,562	547,740	526,267

Minority interest	1,624	1,615	1,609	1,601	1,618

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	$418	$418	$418	$416	$394
Additional paid-in capital	401,006	400,713	400,582	396,462	332,261
Distributions in excess of net income	(31,444)	(25,840)	(20,528)	(16,272)	(12,171)
Less: Deferred Compensation on restricted shares	(3,134)	(3,465)	(3,615)	(1,858)	(841)

Total Shareholders’ Equity	366,846	371,826	376,857	378,748	319,643

Total Liabilities and Shareholders’ Equity	$958,202	$937,466	$938,028	$928,089	$847,528

Total Debt / Total Market Capitalization	0.31:1	0.30:1	0.28:1	0.30:1	0.30:1

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Funds From Operations(1)
Net Income	$10,797	$11,082	$11,302	$11,398	$10,987
Real estate depreciation and amortization	10,515	10,121	9,872	10,336	9,101

Funds From Operations (FFO)	21,312	21,203	21,174	21,734	20,088

FFO per share - basic	$0.51	$0.51	$0.51	$0.55	$0.51
FFO per share - fully diluted	$0.51	$0.51	$0.51	$0.54	$0.51

Funds Available for Distribution(2)
Accretive:
Tenant Improvements (3)	(1,561)	(2,022)	(2,792)	(4,958)	(1,239)
Leasing Commissions Capitalized	(533)	(624)	(633)	(935)	(1,515)
Non-Accretive:
Recurring Capital Improvements	(2,274)	(2,357)	(1,428)	(2,887)	(1,277)
Straight-Line Rent, Net	(434)	(520)	(565)	(395)	(503)
Non-real estate depreciation and amortization	424	426	448	448	467
Amortization of lease intangibles	8	(6)	(65)	(35)	30

Funds Available for Distribution (FAD)	$16,942	$16,100	$16,139	$12,972	$16,051

Total Dividends Paid	$16,401	$16,394	$15,558	$15,499	$14,659

Average shares - basic	41,648	41,638	41,572	39,862	39,311
Average shares - fully diluted	41,883	41,838	41,820	40,121	39,529

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.
(3)	Tenant improvements for the three months ended March 31, 2004 and December 31, 2003 include payments to one tenant of $1.1 million and $3.5 million, respectively, in connection with the tenant’s March 2003 renewal and expansion of its 48,775 square foot lease to 116,338 square feet for a term of 10 years.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
EBITDA(1)

Net income	$10,797	$11,082	$11,302	$11,398	$10,987
Add:
Interest expense	8,760	8,614	8,575	8,011	7,401
Real estate depreciation and amortization	10,515	10,121	9,872	10,336	9,101
Non-real estate depreciation	103	111	114	117	120
Less:
Other income	(59)	(115)	(65)	(72)	(102)

EBITDA	$30,116	$29,813	$29,798	$29,790	$27,507

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands)

	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Balances Outstanding

Secured
Conventional fixed rate	$150,904	$141,271	$141,752	$142,182	$92,909

Secured total	150,904	141,271	141,752	142,182	92,909

Unsecured
Fixed rate bonds and notes	375,000	375,000	375,000	375,000	275,000
Credit facilities	30,850	13,250	13,250	—	132,500

Unsecured total	405,850	388,250	388,250	375,000	407,500

Total	$556,754	$529,521	$530,002	$517,182	$500,409

Average Interest Rates

Secured
Conventional fixed rate	6.6%	6.6%	6.6%	6.6%	7.2%

Secured total	6.6%	6.6%	6.6%	6.6%	7.2%

Unsecured
Fixed rate bonds	6.5%	6.5%	6.5%	6.5%	6.9%
Credit facilities	2.4%	1.8%	1.8%	0.0%	1.8%

Unsecured total	6.2%	6.3%	6.3%	6.5%	5.2%

Average	6.3%	6.4%	6.4%	6.5%	5.6%

Maturity Schedule

	Future Maturities of Debt		Total Debt	Average Interest Rate
Year	Secured Debt	Unsecured Debt
2004	$587	$85,850	$86,437	5.9%
2005	27,667	—	27,667	7.7%
2006	7,515	50,000	57,515	7.3%
2007	8,779	—	8,779	6.7%
2008	978	60,000	60,978	6.7%
2009	51,044	—	51,044	7.1%
2010	1,105	—	1,105	5.6%
2011	10,233	—	10,233	6.8%
2012	1,037	—	1,037	5.4%
Thereafter	41,959	210,000	251,959	5.7%

Total maturities	$150,904	$405,850	$556,754	6.3%

Weighted average maturity = 7.1 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003		September 30, 2003
Market Data

Shares Outstanding	41,786		41,769		41,764		41,607		39,354
Market Price per Share	$30.30		$29.38		$32.45		$29.20		$29.00
Equity Market Capitalization	$1,266,116		$1,227,173		$1,355,242		$1,214,924		$1,141,266
Total Debt	$556,754		$529,521		$530,002		$517,182		$500,409
Total Market Capitalization	$1,822,870		$1,756,694		$1,885,244		$1,732,106		$1,641,675
Total Debt to Market Capitalization	0.31:1		0.30:1		0.28:1		0.30:1		0.30:1

Earnings to Fixed Charges(1)	2.2	x	2.2	x	2.3	x	2.4	x	2.5	x
Debt Service Coverage Ratio(2)	3.3	x	3.3	x	3.3	x	3.5	x	3.6	x

Dividend Data

Total Dividends Paid	$16,401		$16,394		$15,558		$15,499		$14,659
Common Dividend per Share	$0.3925		$0.3925		$0.3725		$0.3725		$0.3725
Payout Ratio (FFO per share basis)	77.1%		77.5%		73.6%		68.8%		73.3%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.
(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q3 2004 vs. Q3 2003

Cash Basis
	Sector	NOI Growth	Rental Rate Growth
	Multifamily	-2.3%	3.1%
	Office Buildings	-1.2%	0.6%
	Retail Centers	4.0%	2.6%
	Industrial / Flex Properties	3.1%	-0.7%

	Overall Core Portfolio	0.3%	1.2%

GAAP Basis
	Sector	NOI Growth	Rental Rate Growth
	Multifamily	-2.2%	3.1%
	Office Buildings	-2.8%	0.1%
	Retail Centers	5.3%	2.8%
	Industrial / Flex Properties	2.5%	-0.9%

	Overall Core Portfolio	-0.4%	0.9%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended September 30,
	2004	2003	% Change
Cash Basis:
Multifamily	$4,279	$4,378	-2.3%
Office Buildings	13,502	13,663	-1.2%
Retail Centers	5,188	4,987	4.0%
Industrial/Flex	4,423	4,289	3.1%

	$27,392	$27,317	0.3%

GAAP Basis:
Multifamily	$4,277	$4,372	-2.2%
Office Buildings	13,615	14,003	-2.8%
Retail Centers	5,271	5,006	5.3%
Industrial/Flex	4,425	4,319	2.5%

	$27,588	$27,700	-0.4%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended September 30, 2004
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,288	$20,309	$6,714	$5,731	$—	$40,042
Non-core (1)	—	5,204	—	282	—	5,486

Total	7,288	25,513	6,714	6,013	—	45,528

Real estate expenses
Core Portfolio	3,011	6,694	1,443	1,306	—	12,454
Non-core (1)	—	1,398	—	47	0	1,445

Total	3,011	8,092	1,443	1,353	0	13,899

Net Operating Income (NOI)
Core Portfolio	4,277	13,615	5,271	4,425	—	27,588
Non-core (1)	—	3,806	—	235	(0)	4,041

Total	$4,277	$17,421	$5,271	$4,660	$(0)	$31,629

Core Portfolio NOI GAAP Basis (from above)	$4,277	$13,615	$5,271	$4,425	$—	$27,588
Straight-line revenue, net for core properties	2	(113)	(113)	(2)	—	(226)
Amortization of lease intangibles for core properties	—	—	30	—	—	30

Core portfolio NOI, Cash Basis	$4,279	$13,502	$5,188	$4,423	$—	$27,392

Reconciliation of NOI to Net Income
Total NOI	$4,277	$17,421	$5,271	$4,660	$(0)	$31,629
Other revenue	—	0	—	—	59	59
Interest expense	(1,066)	(1,146)	—	(250)	(6,298)	(8,760)
Depreciation and amortization	(1,238)	(6,515)	(926)	(1,420)	(416)	(10,515)
General and administrative	—	—	—	—	(1,616)	(1,616)

Net Income	$1,973	$9,760	$4,345	$2,990	$(8,271)	$10,797

	Three Months Ended September 30, 2003
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,128	$20,400	$6,471	$5,579	$—	$39,578
Non-core (1)	—	1,531	—	—	—	1,531

Total	7,128	21,931	6,471	5,579	—	41,109

Real estate expenses
Core Portfolio	2,756	6,397	1,465	1,260	—	11,878
Non-core (1)	—	548	—	—	—	548

Total	2,756	6,945	1,465	1,260	—	12,426

Net Operating Income (NOI)
Core Portfolio	4,372	14,003	5,006	4,319	—	27,700
Non-core (1)	—	983	—	—	—	983

Total	$4,372	$14,986	$5,006	$4,319	$—	$28,683

Core Portfolio NOI GAAP Basis (from above)	$4,372	$14,003	$5,006	$4,319	$—	$27,700
Straight-line revenue, net for core properties	6	(340)	(107)	(30)	—	(471)
Amortization of lease intangibles for core properties	—	—	88	—	—	88

Core portfolio NOI, Cash Basis	$4,378	$13,663	$4,987	$4,289	$—	$27,317

Reconciliation of NOI to Net Income
Total NOI	$4,372	$14,986	$5,006	$4,319	$—	$28,683
Other revenue	—	—	—	—	102	102
Interest expense	(1,071)	(379)	—	(258)	(5,693)	(7,401)
Depreciation and amortization	(1,158)	(5,266)	(1,025)	(1,345)	(307)	(9,101)
General and administrative	—	—	—	—	(1,296)	(1,296)

Net Income	$2,143	$9,341	$3,981	$2,716	$(7,194)	$10,987

(1)	Non-core properties for Q3 2004 and Q3 2003 were 1776 G Street, Prosperity Medical Center, 8880 Gorman Road and Shady Grove Medical Village II.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q3 2004 vs. Q3 2003

GAAP Basis

	Core Portfolio		All Properties
Sector	3rd QTR 2004	3rd QTR 2003	3rd QTR 2004	3rd QTR 2003
Multifamily	91.4%	91.9%	91.4%	91.9%
Office Buildings	86.8%	87.8%	89.2%	87.8%
Retail Centers	94.6%	95.8%	94.6%	95.8%
Industrial / Flex Properties	92.5%	88.4%	92.8%	88.4%

Overall Portfolio	89.6%	89.8%	90.7%	89.8%

Washington Real Estate Investment Trust

Schedule of Properties

September 30, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings [4]
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	208,000
7700 Leesburg Pike	Falls Church, VA	1990	1976	147,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
Tycon Plaza II	Vienna, VA	1994	1981	127,000
Tycon Plaza III	Vienna, VA	1994	1978	137,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	521,000
8230 Boone Boulevard[2]	Vienna, VA	1998	1981	58,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	262,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000

Subtotal				3,888,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[3]	Alexandria, VA	1998/2003	1955/1959	45,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000

Subtotal				1,495,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	WRIT anticipates closing on the sale of 8230 Boone Boulevard for a price of $10.0 million in mid-November 2004.
[3]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. The net rentable square feet reduction from 12/31/03 is due to space taken off market for development of residential units.
[4]	WRIT purchased 8301 Arlington Boulevard for a price of $8.0 million on October 12, 2004.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

September 30, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	154,000
Bethesda Hills Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	93,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	1980	141,000

Subtotal				2,763,000

TOTAL				9,875,000

*	Multifamily buildings are presented in gross square feet.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months and Nine months ended 09/30/04

	Three months ended September 30, 2004	Nine months ended September 30, 2004
Gross Leasing Square Footage
Office Buildings	247,591	601,144
Retail Centers	191,726	239,308
Industrial Centers	265,410	487,236

Total	704,727	1,327,688

Weighted Average Term (yrs)
Office Buildings	3.6	4.2
Retail Centers	8.9	8.1
Industrial Centers	3.5	3.1

Total	5.0	4.5

	GAAP (1)	CASH	GAAP (1)	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$24.66	$25.28	$25.27	$26.04
Retail Centers	12.55	12.62	14.02	14.19
Industrial Centers	7.69	7.87	7.77	7.95

Total	$14.98	$15.28	$16.82	$17.27

Rate on new and renewal leases
Office Buildings	$24.63	$23.71	$25.30	$24.20
Retail Centers	17.75	17.05	18.80	18.06
Industrial Centers	8.24	7.84	8.26	7.93

Total	$16.59	$15.92	$17.88	$17.12

Percentage Increase
Office Buildings	-0.12%	-6.21%	0.12%	-7.07%
Retail Centers	41.43%	35.10%	34.09%	27.27%
Industrial Centers	7.15%	-0.38%	6.31%	-0.25%

Total	10.75%	4.19%	6.30%	-0.87%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$2,968,006	$11.99	$7,160,056	$11.91
Retail Centers	339,558	1.77	562,381	2.35
Industrial Centers	1,364,986	5.14	2,029,783	4.17

Total	$4,672,550	$6.63	$9,752,220	$7.35

(1)	GAAP rates are presented on a straight-line basis, meaning they reflect subsequent years’ rental rate escalations.

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

September 30, 2004

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	27	4.39%	149,284	2.04%
Sunrise Senior Living, Inc.	1	108	3.49%	180,066	2.46%
General Services Administration	6	71	2.36%	250,349	3.42%
Sun Microsystems, Inc.	1	27	2.18%	110,184	1.51%
SunTrust Bank (1)	4	5	2.18%	104,290	1.42%
Northrop Grumman (2)	3	9	1.97%	124,189	1.70%
INOVA Health Care Services	4	68	1.96%	83,631	1.14%
International Monetary Fund	1	15	1.72%	59,146	0.81%
George Washington University	2	45	1.51%	66,066	0.90%
IQ Solutions	1	69	1.25%	58,473	0.80%

Total/Weighted Average		50	23.02%	1,185,678	16.20%

(1)	SunTrust will vacate 53,300 square feet on 11/30/04 and 15,600 square feet on 12/21/04.
(2)	Northrop Grumman will vacate 77,198 square feet on 12/07/04.

Washington Real Estate Investment Trust

Lease Expirations as of

September 30, 2004

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2004	32	333,405	10.0%	$8,689,123	$26.06	9.5%
2005	129	477,124	14.4%	14,800,556	31.02	16.2%
2006	114	532,278	16.0%	13,777,002	25.88	15.1%
2007	82	312,462	9.4%	8,071,045	25.83	8.9%
2008	72	377,994	11.4%	10,658,448	28.20	11.7%
2009 and thereafter	201	1,290,013	38.8%	35,146,649	27.25	38.6%

	630	3,323,276	100.0%	$91,142,823	$27.43	100.0%

Retail:
2004	6	27,723	1.9%	$458,064	$16.52	2.0%
2005	45	137,254	9.5%	2,469,752	17.99	10.7%
2006	43	124,973	8.6%	2,646,557	21.18	11.4%
2007	47	141,381	9.8%	3,114,996	22.03	13.4%
2008	26	170,090	11.8%	1,520,423	8.94	6.6%
2009 and thereafter	96	845,103	58.4%	12,962,630	15.34	55.9%

	263	1,446,524	100.0%	$23,172,422	$16.02	100.0%

Industrial:
2004	14	122,739	4.8%	$870,645	$7.09	4.3%
2005	60	622,453	24.4%	4,637,956	7.45	22.9%
2006	51	493,967	19.4%	4,331,509	8.77	21.4%
2007	27	271,156	10.6%	2,011,322	7.42	9.9%
2008	23	267,164	10.5%	2,288,351	8.57	11.3%
2009 and thereafter	39	772,414	30.3%	6,141,334	7.95	30.2%

	214	2,549,893	100.0%	$20,281,117	$7.95	100.0%

Total:
2004	52	483,867	6.6%	$10,017,832	$20.70	7.4%
2005	234	1,236,831	16.9%	21,908,264	17.71	16.3%
2006	208	1,151,218	15.7%	20,755,068	18.03	15.4%
2007	156	724,999	9.9%	13,197,363	18.20	9.8%
2008	121	815,248	11.1%	14,467,222	17.75	10.7%
2009 and thereafter	336	2,907,530	39.7%	54,250,613	18.66	40.4%

	1,107	7,319,693	100.0%	$134,596,362	$18.39	100.0%

*	Annualized Rent is as of September 30, 2004 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2004 Acquisition and Development Summary

($’s in thousands)

Acquisition Summary

	Acquisition Date	Square Feet	Leased Percentage at Acquisition	September 30, 2004 Leased Percentage	Investment
8880 Gorman Road	03/10/04	140,700	100%	100%	$11,500
Laurel, MD

Shady Grove Medical Village II	08/12/04	66,157	100%	100%	$18,500
Rockville, MD

8301 Arlington Boulevard	10/12/04	49,744	90%	n/a	$8,000
Fairfax, VA

Development Summary

	Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date		Anticipated Construction Completion Date
Redevelopment
	Westminster Shopping Center [1]
	Westminster, MD	38,000 sq ft.	100%	$3,700	$2,972		4Q 04
Development
	Rosslyn Towers [2]
	(High Rise)	178 units & 1,600 sq ft. retail	0%				4Q 06
	(Medium Rise)	46 units & 4,300 sq ft. retail	0%				3Q 06
	Arlington, VA			$56,100	$7,026	[4]
	South Washington Street [3] Alexandria, VA	75 units & 4,500 sq ft. retail	0%	$20,200	$2,302	[4]	3Q 06

[1]	Redevelopment in conjunction with a lease executed in May 2003 with a national food chain.
[2]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property in the early development stages. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.
[3]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development. We refer to this development project as South Washington Street.
[4]	Includes land cost.

WRIT vs. NAREIT All Equity Index, Morgan Stanley REIT Index & Russell 2000

12, 36, and 60 Month Total Returns

September 30, 2004

Source: SNL Interactive

Washington Real Estate Investment Trust

Reporting Definitions

September 30, 2004

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization.

Funds Available for Distribution (FAD) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.